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EXHIBIT 32.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of

2002
(Subsections (a) and (b) of Section 1350, Chapter 63

of Title 18,
United States Code)

Pursuant to Section 906 of

the Sarbanes-Oxley Act of 2002

(subsections (a) and (b) of Section

1350, Chapter 63 of Title

18, United
States Code),

the undersigned

officer of

First BanCorp.,

a Puerto

Rico corporation

(the “Company”),

does hereby

certify, to

such
officer’s knowledge, that:

The Quarterly

Report on Form

10-Q for the

quarter ended September

30, 2021 (the

“Form l0-Q”) of

the Company fully

complies
with the requirements

of section l3(a)

or 15(d) of

the Securities Exchange

Act of 1934

and information contained

in the Form

10-Q
fairly presents, in all material respects, the financial

condition and results of operations of the Company.

Date: November 9, 2021 /s/ Aurelio Alemán
Name: Aurelio Alemán
Title: President and Chief Executive

Officer